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MI-168158 v1 0437090-0201







                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 22, 2005

                                  DONOBI, INC.
               (Exact Name of Registrant as Specified in Charter)



   Nevada                      33-20783-D               84-1064958
(State or other               (Commission              (IRS Employer
 jurisdic                     File Number)           Identification No.)
 incorporation)

          3256 Chico Way NW, Bremerton, WA                   98312
      (Address of principal executive offices)             (Zip code)

    Registrant's telephone number, including area code:  (360) 782-4477

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Effective August 22, 2005, Judy A. Henry resigned her position as Chief Financial Officer of Donobi, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 25, 2005            DONOBI, INC.


                                    By:
                                    Name:    William M. Wright, III
                                    Title:   President, Chief Executive
                                             Officer and Chairman of the Board